Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events	Subsequent events
On July 15, 2024, the Group acquired remaining 51% equity interest in Hubei Dongjun for a cash consideration of RMB23,500. As a result of the acquisition, Hubei Dongjun became the wholly owned subsidiary of the Group. The transaction was accounted for as a business combination, using the acquisition method. The allocation of the purchase price is subject to completion of the determination of fair values of the assets and liabilities acquired assisted by the third party valuer.

On August 1, 2024, the Group sold its minority stake of 40% in HaleyTek AB ("HaleyTek"), a joint venture with Volvo Car Corporation ("Volvo Cars") created to develop software for Android-powered infotainment systems, to Volvo Cars for a cash consideration of SEK210,000 (equivalent to RMB140,238).